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                                                                EXHIBIT 10.13.1

                       FIRST AMENDMENT TO SECOND RESTATED
                                CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (herein called this "Amendment") made as of the 17th day of May, 1994 by and among Cliffs Drilling Company, a Delaware corporation ("Borrower"), Cliffs Oil and Gas Company, a Delaware corporation ("COG"), Cliffs Drilling International, Inc., a Delaware corporation ("CDI") and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("Lender"),

                              W I T N E S S E T H:

         WHEREAS, Borrower, COG, CDI and Lender have entered into that certain Second Restated Credit Agreement dated as of March 28, 1994 (the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lender made, and became obligated to make, loans to Borrower as therein provided; and

         WHEREAS, Borrower and Lender desire to amend the Original Agreement for the purposes set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                 "Amendment" means this First Amendment to Second Restated Credit Agreement.

                 "Credit Agreement" means the Original Agreement as amended hereby.
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                                  ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1 Dividends and Distributions. Section 6.5 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "In any fiscal year of the Consolidated Group, no Related Person will declare, pay or make, whether in cash or Property of any Related Person or any Subsidiary of any Related Person, any dividend or distribution on, or purchase, redeem or otherwise acquire for value, any share of, any class of its capital stock; provided, however, the foregoing restriction shall not apply to (i) dividend payments not exceeding the aggregate amount of $665,000 for any calendar quarter payable to holders of shares of convertible exchangeable preferred stock of Borrower outstanding on the Closing Date; provided, however, such quarterly dividend payments shall not be distributed after the occurrence of or during the continuance of a Default or an Event of Default, (ii) redemptions of shares of convertible exchangeable preferred stock of Borrower outstanding at the Closing Date, pursuant to Section 7 of the Certificate of Designations of Borrower dated September 20, 1988 or (iii) the purchase by Borrower after the Closing Date of up to 250,000 shares of its common stock $0.01 par value per share in the open market."

                                  ARTICLE III.

                          Conditions of Effectiveness

         Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office, a counterpart of this Amendment executed and delivered by Borrower.

                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1 Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:

                          (a) The representations and warranties contained in subsections 4.1, 4.2, 4.4, 4.6 and 4.27 of Article 4 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                          (b) Borrower, COG and CDI are each duly authorized to execute and deliver this Amendment, and Borrower is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower, COG and CDI have each duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower, COG and CDI hereunder.
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                          (c)  The execution and delivery by Borrower, COG and
                 CDI of this Amendment, the performance by Borrower of their respective obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, COG or CDI, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, COG or CDI, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower, COG or CDI. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower, COG and CDI of this Amendment or to consummate the transactions contemplated hereby.

                          (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding instrument and agreement of Borrower, COG and CDI, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                                  ARTICLE V.

                                Miscellaneous

         Section 5.1 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Related Person under this Amendment and under the Credit Agreement.

         Section 5.3 Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY
APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
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         Section   5.5  Counterparts.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         Section 5.6 AMENDMENT SUPERSEDING. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                            CLIFFS DRILLING COMPANY

                                            By:    /s/ Edward A. Guthrie
                                                   ____________________________
                                                   Edward A. Guthrie
                                                   Vice President - Finance

                                            CLIFFS OIL AND GAS COMPANY

                                            By:    /s/ Edward A. Guthrie
                                                   ____________________________
                                                   Edward A. Guthrie
                                                   Vice President - Finance

                                            CLIFFS DRILLING INTERNATIONAL, INC.

                                            By:    /s/ Edward A. Guthrie
                                                   ____________________________
                                                   Edward A. Guthrie
                                                   Vice President - Finance

                                            INTERNATIONALE NEDERLANDEN (U.S.)
                                            CAPITAL CORPORATION

                                            By:    /s/ Trond Rokholt
                                                   ____________________________
                                                   Name:
                                                   Title:
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                             CONSENT AND AGREEMENT

         Each of Cliffs Oil and Gas Company and Cliffs Drilling International, Inc., hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the First Restated Guaranty dated as of December 13, 1991 (as heretofore amended) made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                            CLIFFS OIL AND GAS COMPANY

                                            By:    /s/ Edward A. Guthrie
                                                   ____________________________
                                                   Edward A. Guthrie
                                                   Vice President - Finance


                                            CLIFFS DRILLING INTERNATIONAL, INC.

                                            By:    /s/ Edward A. Guthrie
                                                   ____________________________
                                                   Edward A. Guthrie
                                                   Vice President - Finance